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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) -- July 7, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-20388                  36-3795742
(State of other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)

               800 East Northwest Highway, Des Plaines, IL 60016
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          DIRECTOR COMPENSATION

          On July 7, 2006, the Compensation Committee of the Board of
          Directors of Littelfuse, Inc., (the "Company") awarded each non-employee director a grant of options to purchase 1,500 shares of Common Stock of the Company, with an exercise price of $33.19 per share, pursuant to and under the Stock Plan for New Directors of Littelfuse, Inc. The form of Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is set forth on Exhibit 99.1 hereto. Further discussion of the compensation of directors is set forth on the Company's Summary of Director Compensation attached as Exhibit 99.7 to the Company's Current Report on Form 8-K dated May 5, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits

          EXHIBIT
          NUMBER                        DESCRIPTION

          99.1 Form of Non-Qualified Stock Option Agreement under the Stock Plan for New Directors of Littelfuse, Inc.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LITTELFUSE, INC.

Date:  July 12, 2006                        By:  /s/ Philip G. Franklin
                                                 ------------------------
                                            Philip G. Franklin
                                            Vice President, Operations
                                            Support and Chief Financial Officer


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